UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS	3 Months Ended
Jun. 30, 2021 USD ($)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	$ (150,560)
Changes in assets and liabilities:
Increase (decrease) in prepaid assets	(2,067)
Increase (decrease) in accrued expenses -related party	(232,832)
Increase (decrease) in accrued expenses	144,590
Increase (decrease) in accounts payable	240,151
Net Cash Used by Operating Activities	(718)
CASH FLOWS FROM INVESTING ACTIVITIES
Net Cash Used by Investing Activities	0
CASH FLOWS FROM FINANCING ACTIVITIES
Due from related parties	746
Net Cash Provided by Financing Activities	746
Effect of exchange rate adjustments on cash	(160)
Net Increase (Decrease) in Cash and Cash Equivalents	(132)
Cash and cash equivalents, beginning of period	519
Cash and cash equivalents, end of period	387
SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid
Income taxes paid